SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 26, 1999
                                  -------------
                                 Date of Report


                            RMED International, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


Colorado                              0-14696                      84-0898302
--------                              -------                      ----------
(State of Incorporation)           (Commission File             (I.R.S. Employer
                                     Number)                     Identification)


                             3924 North Hastings Way
                              Eau Claire, WI 54702
                              --------------------
                          (Address of Principal Office)


                                 (715) 831-0280
                                 --------------
                         (Registrant's Telephone Number)


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Item 5. Other Events.

      RMED International, Inc. ( the "Company" ) has entered into a $2,000,000 sale/leaseback transaction to finance its primary production equipment. The sale/leaseback repays an amount owing on the Company's current $2,100,000 line of credit with Bank One. The Company will maintain its Bank One relationship with its $2,100,000 line of credit. At the end of the five-year lease the Company will have an option to purchase the equipment at a pre-determined amount.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RMED International, Inc.

Date: July 26, 1999                          By: /s/ Brenda Schenk
                                                 --------------------------
                                                 Brenda Schenk, President &
                                                 Principal Financial Officer

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